DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant             [X]

Filed by a Party other than the [_]

Registrant

      Check the appropriate box:

[_]        Preliminary Proxy Statement

[_]        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_ ]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[_]        Soliciting Materials under Rule 14a-12

Dreyfus Investment Funds:
Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

            (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)        title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)        Proposed maximum aggregate value of transaction:

(5)        Total Fee Paid:

[_] Fee paid previously with preliminary materials.

[_]        Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

            Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

D. F. King & Co., Inc.

Telephone Script

Dreyfus Funds

Special Meeting of Shareholders February 13, 2014

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of certain Dreyfus  Funds.  May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the [Fund Name].

Recently, you were mailed a [ combined proxy statement], along with a proxy card or voting instruction form to cast your vote at the upcoming Special Meeting of Shareholders to be held on February 13, 2014. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the SHAREHOLDER obtain the materials he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the materials. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board has approved the proposals and is recommending a vote in favor of the proposals. Would you like to vote your shares as recommended by the Board on the proposals?

Just to confirm, you have voted with the recommendation of the Board on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board in favor of the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

-   -

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATION ON THE PROPOSALS.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on the proposals. We’ll send written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board and against the proposals?

AGAINST PROPOSAL – Thank you. I have recorded your vote against the proposals. We’ll send a written confirmation of this vote to your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a SHAREHOLDER of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-431-9629 at any time between 8:00 AM and 10:00 PM (Eastern Standard Time) weekdays or between 11 AM and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

-   -

Dreyfus Funds

Special Meeting of Shareholders

February 13, 2014

Answering Machine Message

Hello.  My name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the [Fund Name].  You should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Shareholders to be held on February 13, 2014.

Your vote is important. Please sign, date and promptly mail your proxy card or voting instruction form in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your proxy card or voting instruction form.

If you have any questions, would like to vote or need new proxy materials, please call D.F. King, which is your Fund’s proxy solicitor, at 1-800-431-9629.

Thank you.

Dreyfus Funds PROXY

REBUTTALS

SH states ……	Response
“My spouse takes care of it.”

I understand Mr./Mrs. Is your wife/husband available to speak with me?

(If wife/husband is unavailable)

CSR: “ Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals. This would only take a brief moment of your time.”

“I don’t know how to vote … ” “I don’t know the proposals…”

The Fund’s Board has reviewed the proposals and is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of your Board?

I would be happy to review the proposals with you. (Refer to the proxy statement definition of the proposals).

"My broker takes care of it "

I understand that your Broker may help you choose the funds you invest in, however the proposals for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposals quickly for you now if you wish.

“I don’t have the time right now …”

I understand Mr. / Mrs. / Miss ……….., however, your vote is very important. Voting now will only take a brief moment of your time. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t have enough shares to vote …..”

Mr. / Mrs. / Miss. … every vote is important to the Fund and helps bring the Fund a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I sold my shares / I no longer own shares in that Fund”

I understand, however you were a shareholder as of the record date and therefore you are the only person who can vote those shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

Mutual Fund Rebuttals                                                                                                                           Revised Mar 1 / 06

SH states ……	Response
"I've already mailed in my proxy"

1.   If the shareholder's vote shows as ‘Tabulator Received’ or as Voted in Proxy 01, then simply thank them for voting and disposition as HAS.

2. If the shareholder’s vote does not yet show in Proxy 01 then continue ……

“Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded.”

If s/h says “Yes”, then continue by asking for the vote as per the script:

“The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Board?”

“The meeting date is so far away, there is plenty of time – I’ll vote later”

I understand. We were calling today because it is important to hear from all shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting process much easier and faster.

The Fund’s Board has reviewed the proposals and is recommending that shareholders vote

FOR the proposals.

Would you like to vote along with the recommendation of the Board?

After asking 'Would you have any objections to voting along with the recommendation of your Board?' – if the shareholder simply says ‘Yes’.

Do NOT  at this point ask 'Do you want to vote against or simply not vote?'.

Respond as below:

The Fund’s Board has reviewed the proposals and is recommending that shareholders vote FOR the proposals. Would you like to vote along with the recommendation of the Board?

Mutual Fund Rebuttals                                                                                                                           Revised Mar 1 / 06

SH States …	Response

“Why are you calling me?” # 1

The Fund has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back, so we’re calling to encourage you to vote your shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Mr. / Mrs. / Miss… would you have any objections to voting along with the recommendation of the Fund’s Board?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).

The Fund’s Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposals. Mr. / Mrs. / Miss… would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t want to vote”

or “I never vote …”

Mr. / Mrs. / Miss. …. your vote is very important to the Fund. A certain percentage of votes must be received before the meeting can be held. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don't accept these types of calls.”

I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I do want to let you know that this call is in regards to your current investment in the Dreyfus Funds and we are simply calling to advise you of a shareholder meeting and are asking if you would like to register your vote?

“How many votes do you still need?”

I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendation of the Fund’s Board? The Fund’s Board is recommending shareholders vote FOR the proposals.

“Is there strong opposition to the Board’s recommendation?

Not to my knowledge. We are just calling because not enough votes have been received to hold the meeting and so we are calling to ask if you’d like to vote along with the recommendation of the Fund’s Board? The Funds’ Board is recommending shareholders vote FOR the proposals.

“I’ve never received a call like this before”

I see. This has become a standard in the industry, and the proxy statement that was sent to you, mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone. The Fund’s Board is recommending shareholders vote in favor of the proposals. Would you have any objections to voting along with the recommendation of the Board?

Mutual Fund Rebuttals                                                                                                                           Revised Mar 1 / 06